SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported) December 21, 2001
                                                        -----------------

                                AUTONATION, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

            DELAWARE                1-13107                 73-1105145
  ----------------------------    ------------           ----------------
 (State Or Other Jurisdiction     (Commission             (IRS Employer
       Of Incorporation)           File Number)          Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                            -------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

On December 21, 2001, AutoNation, Inc. issued a press release announcing that it will no longer underwrite auto loans. AutoNation will continue to provide auto loans through unrelated third-party finance sources. A copy of the press release is attached as an exhibit hereto and is incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1     Press Release of AutoNation, Inc., dated December 21, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AUTONATION, INC.
                                            ------------------
                                               (Registrant)

                                            By /s/ Jonathan P. Ferrando
                                              -------------------------------
                                                   Jonathan P. Ferrando
                                                   Senior Vice President,
                                                   General Counsel and Secretary

Dated: December 21, 2001